AGILEX FUNDS

                       AGILEX Total Index Growth Fund III
                            AGILEX LS Growth Fund III

                         SUPPLEMENT DATED APRIL 29, 2004
                    TO THE PROSPECTUS DATED FEBRUARY 17, 2004

     The Offering Period for the funds referenced above ("Funds"), each of which is a series of the AGILEX Funds ("Trust"), has been extended and the Investment Date and the Principal Protection Maturity Date have been changed.

     The Prospectus is revised as follows:

o    On page 2, under "Important Dates," replace the section with the following:

         INVESTMENT DATE:  June 7, 2004
         OFFERING PERIOD:  February 17, 2004 to May 31, 2004
         PRINCIPAL PROTECTION MATURITY DATE:  June 7, 2011

o On page 5, under "Offering Period and Investment Date," replace the first sentence of the paragraph with the following:

         "Each Fund has an Offering Period that begins on February 17, 2004 and ends on May 31, 2004."

o On page 8, under "Offering Period and Investment Date," replace the second and third sentence of the first paragraph with the following:

         "Each Funds' Offering Period begins on February 17, 2004 and ends on May 31, 2004. June 7, 2004 represents each Fund's Investment Date."